UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2017

CONTENT CHECKED HOLDINGS, INC.
 (Exact name of registrant as specified in its charter)

Nevada	333-190656	99-0371233
(State or Other	(Commission	(I.R.S. Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

28126 Peacock Ridge Drive, Suite 210, Rancho Palos Verdes, California 90275
 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (310) 541-4102

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 4.02.	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On July 29, 2017, the Board of Directors (the “Board”) of Content Checked Holdings, Inc. (the “Company”) concluded that, as a result of certain preliminary information obtained to date in connection with an ongoing internal investigation, (i) the unaudited interim financial statements included in the Company’s Quarterly Report on Form 10-Q for the three-and six months ending September 30, 2015, filed on November 17, 2015 and (ii) the unaudited interim financial statements included in the Company’s Quarterly Report on Form 10-Q for the three-and nine months ending December 31, 2015, filed on February 22, 2016, should no longer be relied upon.  On the same date, the Board also determined that investors, analysts and other interested persons should not rely upon any management’s reports or CEO and CFO certifications regarding the effectiveness of the Company’s internal controls over financial reporting filed with the Company’s Annual Report on Form 10-K for the fiscal year ended March  31, 2015, the Company’s Quarterly Report on Form 10-Q for the three months ending June 30, 2015, the Company’s Quarterly Report on Form 10-Q for the six months ending September 30, 2015 and the Company’s Quarterly Report on Form 10-Q for the nine months ending December 31, 2015.

The Board’s determination was a result of the Company’s preliminary findings in an ongoing internal investigation, after the Company discovered that its former Chairman of the Board, CEO and President, Kris Finstad, misappropriated approximately $4.9 million from the Company on or around the beginning of September 2015.  The Company’s preliminary findings indicate that these funds were reflected as cash balances in the Company’s financial statements even after Mr. Finstad had taken these funds out of the Company’s bank accounts with the intent to deprive the Company of the funds permanently.  As such, the misappropriated funds should not have been recorded as cash in the Company’s unaudited interim financial statements for the six-month period ending September 30, 2015 and the nine-month period ending December 31, 2015.  The Company has concluded that the unaudited interim financial statements for the six-month period ending September  30, 2015 and the nine-month period ending December 31, 2015 contain material errors related to the theft by Mr. Finstad and the Company will provide amended and restated financial results for the six-month period ending September  30, 2015 and the nine-month period ending December 31, 2015 as part of the completion of its financial reporting process for the fiscal year ending March 31, 2016.

The Company’s executive management has discussed the matters described herein with the Company’s independent registered public accounting firm.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTENT CHECKED HOLDINGS, INC.

	By:	/s/ John W. Martin
John W. Martin
Date: July 31, 2017		President, Principal Financial Officer,
Secretary and General Counsel